Exhibit 10.2

AMENDMENT NO. 1 TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 16, 2006 is executed with reference to the Third Amended and Restated Credit Agreement (as amended from time to time, the “Credit Agreement”) dated as of April 25, 2006, among Harrah’s Operating Company, Inc., a Delaware corporation (“Company”), each of the Restricted Subsidiaries that becomes a borrower pursuant to Section 2.9 of the Credit Agreement (the Company and each such borrower are individually a “Borrower” and collectively the “Borrowers”), Harrah’s Entertainment, Inc., a Delaware corporation (the “Parent”), each lender from time to time a party thereto (collectively, the “Lenders” and individually, a “Lender”), and Bank of America, N.A., as Administrative Agent.  Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The Borrower, Parent and the Administrative Agent, acting with the written consent of the Requisite Lenders pursuant to Section 11.2 of the Credit Agreement, hereby agree to amend the Credit Agreement as follows:

1.             Section 4.6 - No Other Liabilities; No Material Adverse Effect.  Section 4.6 of the Credit Agreement is hereby amended to delete the following sentence therefrom:

“As of each date following the Effective Date, no circumstance or event has occurred that constitutes a Material Adverse Effect since the Effective Date.”

2.             Conditions Precedent.  The effectiveness of this Amendment is conditioned upon receipt by the Administrative Agent of consents hereto by the Requisite Lenders, substantially in the form of Exhibit A hereto.

3.             Confirmation.  Borrower acknowledges that the terms and provisions of the Credit Agreement and each of the other Loan Documents remain in full force and effect.

4.             Counterparts.  This Amendment may be executed in counterparts in accordance with Section 11.7 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above by their duly authorized representatives.

HARRAH’S ENTERTAINMENT, INC.

By:
Jonathan S. Halkyard, Senior Vice
President and Treasurer

HARRAH’S OPERATING COMPANY, INC.

By:
Jonathan S. Halkyard, Senior Vice
President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

EXHIBIT A

CONSENT OF LENDER

This Consent of Lender is delivered with reference to the Third Amended and Restated Credit Agreement (as amended from time to time, the “Credit Agreement”) dated as of April 25, 2006, among Harrah’s Operating Company, Inc., a Delaware corporation (“Company”), each of the Restricted Subsidiaries that becomes a borrower pursuant to Section 2.9 of the Credit Agreement (the Company and each such borrower are individually a “Borrower” and collectively the “Borrowers”), Harrah’s Entertainment, Inc., a Delaware corporation (the “Parent”), each lender from time to time a party thereto (collectively, the “Lenders” and individually, a “Lender”), and Bank of America, N.A., as Administrative Agent.  Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Credit Agreement.

The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to Third Amended and Restated Credit Agreement, substantially in the form of the draft heretofore delivered to the undersigned.

Dated as of June 16, 2006.

Name of Lender

By:
Name:
Title: